Exhibit 32.1

CERTIFICATION TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, I, Michael Breen, Chief Executive Officer of GT Biopharma, Inc. (the “Company”), hereby certify that, to the best of my knowledge:

(i) the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2024 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: February 21, 2025	By:	/s/ Michael Breen
	Name:	Michael Breen
	Title:	Executive Chairman of the Board and Interim Chief Executive Officer (Principal Executive Officer)